UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note

The Registrant is filing this amendment to its form N-CSRS for the period ended April 30, 2023 originally filed with the Securities and Exchange Commission on July 3, 2023 (Accession Number 0001445546-23-004171). The sole purpose of this fling is to include iXBRL tagging for US-GAAP: SharePrice and US-GAPP: NetAssetValuePerShare.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
High Income Long/Short Fund (FSD)
Semi-Annual Report
For the Six Months Ended
April 30, 2023

First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Letter from the Chairman and CEO
April 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust High Income Long/Short Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2023.
It pleases me to write that on May 5, 2023, the World Health Organization officially declared that the coronavirus (“COVID-19”) pandemic no longer qualified as a global health emergency. While the virus officially no longer poses an immediate threat, its full impact on the world economy remains to be seen, in my opinion. Recall, if you will, those early days of the pandemic; companies sent workers home, consumers were afraid or unwilling to leave their homes, supply chains dried up, and grocery shelves were left bare. Hoping to provide relief to their constituents and to bolster economic activity, governments across the globe funneled trillions of dollars in stimulus directly into the hands of their citizens. Unfortunately, economist Milton Friedman’s age-old economic adage “there’s no such thing as a free lunch” still holds. As a result of the U.S. government stimulus, gross domestic product rebounded quickly, but so did inflation.
As many investors are aware, the Federal Reserve (the “Fed”) has been locked in a battle with stubbornly high inflation for several years now. Inflation, as measured by the trailing 12-month rate of change in the Consumer Price Index (“CPI”), surged from 1.4% on December 31, 2020, to 9.1% as of June 30, 2022. Since then, the trailing rate on the CPI has come down, but remains elevated. On April 30, 2023, the CPI stood at 4.9%, well above the Fed’s goal of 2.0%. Surging prices have not been restricted to the U.S. Headline inflation rates in each of the countries that make up the so-called Group of Ten (G-10) stand above the targets set by their central banks, according to data from Bloomberg.
From the Fed’s perspective, monetary policy is the most efficient means to combat rising prices. From December 31, 2020 through May 3, 2023, the Fed increased the Federal Funds target rate (upper bound) a total of ten times, raising the rate from 0.25% to 5.25%. As mentioned, tighter monetary policy resulted in a decrease in the CPI, but there have been casualties in the Fed’s battle with rising prices. The most recent banking turmoil is one example. Another is the spike in mortgage rates. According to Bankrate, the national average for a 30-year mortgage stood at just 2.87% on December 31, 2020. As of May 1, 2023, the average 30-year mortgage rate had surged to 6.88%. Not all the news is negative, however. Driven by a strong U.S. labor market, consumer spending remained robust in April 2023. Notably, American corporations added 253,000 jobs during the month, and the unemployment rate stood at a 53-year low. Bob Carey, Chief Market Strategist at First Trust, recently summed up the current situation, noting that “we’re not out of the woods yet.” That said, even the most difficult situations don’t last forever. In my opinion, like the COVID-19 pandemic, inflation, and the tighter monetary policy it ushered in, will pass with time.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE”
As of April 30, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FSD
Common Share Price	$11.40
Common Share Net Asset Value (“NAV”)	$12.72
Premium (Discount) to NAV	(10.38)%
Net Assets Applicable to Common Shares	$423,583,611
Current Monthly Distribution per Common Share(1)	$0.1050
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	11.05%
Current Distribution Rate on NAV(2)	9.91%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/23	1 Year Ended 4/30/23	5 Years Ended 4/30/23	10 Years Ended 4/30/23	Inception (9/27/10) to 4/30/23
Fund Performance(3)
NAV(4)	6.38%	0.86%	3.20%	4.18%	5.39%
Market Value	8.87%	-0.94%	3.68%	3.48%	4.10%
Index Performance
ICE BofA US High Yield Constrained Index	5.88%	1.03%	3.10%	3.93%	5.34%
(1)	Most recent distribution paid through April 30, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of April 30, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.005 per share on that date, which represented a positive impact on the Fund’s performance of 0.04%. The change to the pricing methodology was negligible to the performance of the Fund on a NAV basis for the periods ended April 30, 2023.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE” (Continued)
As of April 30, 2023 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments(6)
BBB- and above	17.8%
BB	52.4
B	25.8
CCC+ and below	4.0
NR	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Industry Classification	% of Long-Term Investments(6)
Energy	16.5%
Services	10.1
Media	9.1
Leisure	7.0
Capital Goods	6.9
Basic Industry	6.5
Healthcare	5.4
Consumer Goods	5.0
Automotive	4.8
Retail	4.8
Telecommunications	4.1
Technology & Electronics	4.0
Real Estate	3.3
Utility	3.2
Banking	3.1
Financial Services	3.1
Transportation	2.4
Commercial Mortgage-Backed Securities	0.4
Insurance	0.3
Collateralized Mortgage Obligations	0.0*
Total	100.0%

*	Amount is less than 0.1%.
Asset Classification	% of Long-Term Investments(6)
Corporate Bonds and Notes	74.9%
Foreign Corporate Bonds and Notes	17.6
Capital Preferred Securities	5.5
Senior Floating-Rate Loan Interests	1.6
Mortgage-Backed Securities	0.3
Equity	0.1
Total	100.0%

Country Exposure	% of Long-Term Investments(6)
United States	81.9%
Canada	5.5
Multinational	2.4
United Kingdom	2.3
Bermuda	1.8
Netherlands	1.2
France	0.8
Liberia	0.7
Luxembourg	0.7
Finland	0.6
Mexico	0.5
Panama	0.5
Cayman Islands	0.4
Switzerland	0.3
Ireland	0.3
Italy	0.1
Total	100.0%

Fund Allocation	% of Net Assets
Corporate Bonds and Notes	100.6%
Foreign Corporate Bonds and Notes	23.7
Capital Preferred Securities	7.4
Senior Floating-Rate Loan Interests	2.1
Mortgage-Backed Securities	0.5
Common Stocks	0.1
Rights	0.0*
U.S. Government Bonds Sold Short	(12.5)
Corporate Bonds Sold Short	(1.0)
Outstanding Loan	(33.9)
Net Other Assets and Liabilities(7)	13.0
Total	100.0%

*	Amount is less than 0.1%.

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Percentages are based on long positions only. Short positions are excluded.
(7)	Includes forward foreign currency contracts.

Portfolio Commentary
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust High Income Long/Short Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
MacKay Shields LLC, Sub-Advisor to the Fund, was founded in 1938 and became a registered investment advisor in 1969. As of April 30, 2023, MacKay had approximately $133.6 billion in assets under management.
FSD Portfolio Management Team
Eric Gold – Senior Managing Director, Head of Global Credit
Matthew Jacob – Managing Director, Global Credit
Shu-Yang Tan, CFA – Managing Director, Global Credit
Market Recap
This report covers the Fund for the six-month period ended April 30, 2023.
•	Following the rate driven volatility that weighed across credit markets for much of 2022, the year closed on a calmer tone. This sentiment carried into 2023, which opened on a vibrant note and a rally in credit markets in January 2023. Optimism around a possible slowdown in central bank tightening programs along with the hopes of a soft landing drove credit markets higher in the first month of 2023 with strong results. Renewed confidence for a turnaround in global growth with China’s reopening and positive signals from Europe, with their recessionary concerns postponed, also motivated investors. Market enthusiasm however quickly faded in February 2023 with the report of stronger than expected inflation data in both the U.S. and Europe along with somewhat hawkish commentary from the U.S. Federal Reserve (the “Fed”) and European Central Bank (“ECB”) officials. Following this, the Fed raised interest rates in February 2023 by 25 basis points (“bps”), the smallest move since their interest rate hike program began in March 2022. The markets reacted positively in the hopes that this signaled a step closer to the end of the Fed’s tightening cycle; as the month progressed, it was evident that this was not the case.
•	In March 2023, chaos within the Banking sector took center stage with the failures of U.S. regional banks, Silicon Valley Bank and Signature Bank, igniting concerns around the solvency of banks and their ability to meet liquidity needs of depositors. Contagion worries escalated, revealing weaknesses within First Republic, another U.S. regional bank, and extended globally leading to the near collapse of Credit Suisse. U.S. Government regulators swiftly stepped in by providing support in the form of liquidity facilities to U.S. banks, guarantees for depositors at smaller banking institutions that demonstrate signs of stress and conveyed statements on the soundness of the U.S. banking system; all measures intended to alleviate fears and reinstitute confidence in banks. Similarly, the Swiss government stepped in, committing to liquidity support for Credit Suisse and eventually acting as the lead negotiator for the agreed acquisition of the troubled bank by UBS. In the midst of the distress within the Banking sector, the Fed stayed the course, raising interest rates by another 25 bps to a range of 4.75% to 5.00%. With inflation still elevated, Fed Chairman Jerome Powell reiterated that there is more work needed to get inflation back toward the Fed’s 2% target.
•	Credit markets demonstrated vibrancy, with a calmer tone settling in by late March 2023 and persisting in April. While questions remain about other vulnerable banks and contagion within the Banking sector, concerns were somewhat diminished during the month, particularly given the swift response by government officials and regulatory agencies in both the U.S. and in Europe to address the troubled institutions. In April, market participants turned their attention to corporate earnings, which kicked off. While the start to earnings has been mixed, investors were encouraged by upbeat first quarter 2023 results from technology companies, large oil producers and others that beat expectations. First quarter 2023 results for the large banks, including JP Morgan, Citi and Wells Fargo were favorable, boosted by increased deposits from nervous investors who fled smaller banks and also lifted by higher rates on loans. Results for the smaller and mid-sized banks, on the other hand, remain a concern.
•	Turning to economic data in the U.S., first quarter 2023 gross domestic product growth came in at 1.1%, demonstrating a meaningful decline in economic growth from 2.6% in the fourth quarter of 2022, adding to the likelihood of recession in the near future. This deceleration was primarily driven by business activity, while consumer activity, fueled by higher incomes and savings, has been slower to ease. Personal consumption rose to 3.7% in the first quarter of 2023, contributing to elevated inflation in the U.S. As of April, the annualized rate of U.S. inflation was 4.9%, down from 6.5% at the end of 2022, as measured by the Consumer

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2023 (Unaudited)
Price Index. While U.S. inflation has declined, the Fed appears to remain committed to bringing inflation down to their ultimate target of 2%. According to the U.S. Bureau of Labor Statistics’ monthly jobs report, U.S. employers added over 250,000 jobs in April 2023 and the unemployment rate decreased to 3.4%. A strong labor market in the midst of high inflation is a major concern of the Fed.
•	Outside the U.S., in Europe, the ECB completed two interest rate hikes of 50 bps year-to-date through April 2023, and also messaged their intent to stay the course to meet their 2% medium-term target. Inflation in the Eurozone remains elevated at 6.9% (as of March 2023). Turning to China, the country continues to make steps forward with a strong rebound in the first quarter of 2023. China’s economy expanded by 4.5% in the first quarter and is expected to grow further this year above 5%. Chinese consumers have enjoyed resuming travel, retail spending and increased activity in restaurants.
•	Within this market backdrop, Treasury yields moved lower across the curve year to date through April; the yield curve still remains inverted. The yield on the 2-Year U.S. Treasury declined 37 bps to 4.04%, while the yield on the 10-Year fell 44 bps to close April at 3.44%. Within commodities, oil prices, as measured by WTI Crude, declined during the year and closed April 2023 at $76.78.
Performance Analysis
			Average Annual Total Returns
	6 Months Ended 4/30/23	1 Year Ended 4/30/23	5 Years Ended 4/30/23	10 Years Ended 4/30/23	Inception (9/27/10) to 4/30/23
Fund Performance*
NAV**	6.38%	0.86%	3.20%	4.18%	5.39%
Market Value	8.87%	-0.94%	3.68%	3.48%	4.10%
Index Performance
ICE BofA US High Yield Constrained Index	5.88%	1.03%	3.10%	3.93%	5.34%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
*	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results..
**	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.005 per share on that date, which represented a positive impact on the Fund’s performance of 0.04%.The change to the pricing methodology was negligible to the performance of the Fund on a NAV basis for the periods ended April 30, 2023.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2023 (Unaudited)
During the six-month period ending April 30, 2023, investors captured gains across credit markets. U.S. high yield closed the period with a return of 5.88% (according to ICE Data), with high yield spreads tightening 10 bps to close April 2023 at 453 bps over Treasuries. While the current environment continues to indicate that we are in the late stages of the economic cycle and a time where caution is warranted, it’s interesting to note that high yield spreads are still below the median percentile versus historical levels.
Looking at performance by quality, all segments delivered positive results, with lower quality CCC-rated bonds outpacing all quality counterparts, benefitting from a healthy appetite for risk during the six-month period ended April 30, 2023. CCC and below rated bonds were up 6.29%. Single-B’s and BB’s delivered returns of 5.80% and 5.76%, respectively, slightly trailing the high yield market for the same period. Distressed bonds lagged, with a return of 4.79% for the same period. Within industries, with the exception of Media, there were gains within all high yield sectors during the period. Healthcare was the top performer benefitting from strong returns within specific Pharmaceutical sector names, while Media lagged in the period, weighed down by the large Cable & Satellite providers.
Turning to market technicals, according to JP Morgan, high yield investors redeemed a total of $8.7 billion from the asset class year-to-date through April 2023. The first monthly inflow this year, and largest since August 2020, came in April. Turning to issuance, unlike 2022, high yield issuance started the year with good momentum, with $59.3 billion coming in new supply. While issuance was substantially impacted in March 2023 by heightened concerns in the Banking sector, issuance rebounded with robust activity in April. Within the loan market, the trend of outflows continued from 2022 with a total of $12.9 billion leaving the market year-to-date. New supply in loans totals $89.3 billion this year through April, still ahead of high yield bonds. Finally, default activity picked up with 17 defaults in high yield bonds and loans and a total of seven distressed exchanges this year.
Past performance is no guarantee of future results.
Source: ICE Data
US HY  - ICE BofA U.S. High Yield Index
BB, ICE BofA BB U.S. High Yield Index2
B, ICE BofA Single-B U.S. High Yield Index3
CCC and Lower, ICE BofA CCC & Lower U.S. High Yield Index4
Distressed, ICE BofA U.S. Distressed High Yield Index5
It is not possible to invest directly in an index. Please see footnotes and Important Disclosures for information related to comparisons to an index, index descriptions and ICE BofA credit ratings disclosure. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2023 (Unaudited)
Turning to the Fund, the Fund gained 6.38% on a net asset value basis and 8.87% on a market share price basis for the six-month period ended April 30, 2023 compared to the ICE BofA US High Yield Constrained Index6, which gained by 5.88%. Given the high yield market rally during the period, the Fund’s additional high yield exposure, funded through proceeds from leverage within the Fund (reflected in U.S. Treasury short positions7), was the largest contributor to the Fund’s performance. These positions are expressed at the front end of the curve8 and used to reduce the portfolio’s exposure to interest rate risk, while at the same time purchasing additional high yield securities to lever up the portfolio9. In terms of performance attribution, within industries, issue selection within Retail and Media added, along with overall positioning in Leisure, while issue selection in Services, Energy and Insurance detracted. Additionally, the underweight to distressed bonds (defined as bonds with an option-adjusted spread greater than 1,000) also modestly weighed on results as the distressed segment also rallied in the period. We continue to maintain our late cycle view, which is reflected in our “up in quality” positioning, with expectations for further spread widening. The forward foreign currency contracts had minimal impact to the Fund performance.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began and ended the period at $0.105 per share. At the $0.105 per share monthly distribution rate, the annualized distribution rate at April 30, 2023 was 9.91% at NAV and 11.05% at market price. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Outlook
Looking ahead, April 2023 brought hopes of stability within the U.S. Banking sector. Deposits at small banks stabilized and lending to banks by the Fed showed tentative signs of moderating. In addition, it has become clear that the vast majority of borrowing from the Fed has been to a very small subset of institutions in the crosshairs of depositors and markets; there are few, if any, signs of broader deposit flight. However, as the troubles at First Republic eventually made clear, depositors may still run from banks with bad business models or poor risk management practices. As such, banks are likely to remain cautious in their lending activity until they regain full confidence that their deposits will remain stable. In fact, the Fed’s most recent Senior Loan Officers Opinion Survey, which generally covered developments in the first quarter of 2023, indicates that banks continue to tighten lending standards across a wide range of loan types. We believe defensive behavior on the part of small and regional lenders will likely lead to a further slowing in credit growth and presents a new headwind for the economy. Banks will also continue to face challenges from gradually rising funding costs resulting from monetary policy tightening, which has presented depositors with higher-yielding alternatives such as money market funds.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2023 (Unaudited)
Further, market investors continue to wrestle with the implications of too-high inflation and too-tight a labor market. Hourly earnings and unit labor cost trends suggest that it will be some time before wage growth falls to a level that is consistent with two percent inflation. Rental data also suggest that shelter inflation may not moderate as quickly or substantially as had been hoped, absent a meaningful slowdown in the economy. Against this backdrop, the Fed has little scope to pivot away from its inflation focus, in our opinion, despite likely headwinds from challenges in the banking sector.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2023 (Unaudited)
Fund Notes:
1ICE BofA U.S. High Yield Index.
2The ICE BofA BB U.S. High Yield Index (H0A1) is a subset of ICE BofA U.S. High Yield Index including all securities rated BB1 through BB3, inclusive
3ICE BofA Single-B U.S. High Yield Index (H0A2) is a subset of ICE BofA U.S. High Yield Index including all securities rated B1 through B3, inclusive
4ICE BofA CCC & Lower U.S. High Yield Index (H0A3) is a subset of ICE BofA U.S. High Yield Index including all securities rated CCC1 or lower.
5ICE BofA U.S. Distressed High Yield Index (H0DI) is a subset of ICE BofA U.S. High Yield Index including all securities with an option-adjusted spread greater than or equal to 1,000 basis points.
6ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market but caps issuer exposure at 2%. ICE BofA utilizes its own composite scale, similar to those of Moody’s, S&P and Fitch, when publishing a composite rating on an index constituent (e.g. BBB3, BBB2, BBB1). Index constituent composite ratings are the simple averages of numerical equivalent values of the ratings from Moody’s, S&P and Fitch. If only two of the designated agencies rate a bond, the composite rating is based on an average of the two. Likewise, if only one of the designated agencies rates a bond, the composite rating is based on that one rating.
7Short, or short position, is a directional trading or investment strategy where the investor sells shares of borrowed securities in the open market. The expectation is that the price of the securities will decrease over time.
8Front end of the yield curve is the short end of the yield curve; generally considered to be bond maturities within two years.
9Lever up is to use leverage. Leverage is a technique where a fund’s manager borrows assets at one rate and invests the proceeds from the borrowed assets at another rate, seeking to increase yield and total return. Use of leverage can result in additional risk and cost, and can magnify the effect of any losses
SOURCE INFORMATION:
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First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 100.6%
	Automotive – 4.7%
$2,300,000	Dana, Inc. (a)	4.50%	02/15/32	$1,841,500
1,185,000	Energizer Holdings, Inc. (b)	4.38%	03/31/29	1,037,272
1,100,000	Ford Motor Credit Co., LLC	5.58%	03/18/24	1,094,792
1,400,000	Ford Motor Credit Co., LLC (a)	5.13%	06/16/25	1,364,950
1,260,000	Ford Motor Credit Co., LLC	6.95%	03/06/26	1,272,974
1,000,000	Ford Motor Credit Co., LLC	4.95%	05/28/27	946,977
2,205,000	Ford Motor Credit Co., LLC (a)	4.13%	08/17/27	2,025,985
5,000,000	Ford Motor Credit Co., LLC (a)	5.11%	05/03/29	4,666,930
2,000,000	Ford Motor Credit Co., LLC	7.35%	03/06/30	2,056,361
1,950,000	Gates Global LLC/Gates Corp. (b)	6.25%	01/15/26	1,932,957
710,000	Goodyear Tire & Rubber (The) Co.	4.88%	03/15/27	671,699
1,135,000	Thor Industries, Inc. (b)	4.00%	10/15/29	932,116
				19,844,513
	Banking – 0.2%
335,000	Fifth Third Bancorp (c)	4.77%	07/28/30	319,079
500,000	Fifth Third Bank NA	3.85%	03/15/26	471,391
				790,470
	Basic Industry – 6.5%
2,045,000	Artera Services LLC (b)	9.03%	12/04/25	1,759,201
435,000	Avient Corp. (a) (b)	7.13%	08/01/30	444,984
645,000	Brundage-Bone Concrete Pumping Holdings, Inc. (a) (b)	6.00%	02/01/26	606,968
1,450,000	Camelot Return Merger Sub, Inc. (a) (b)	8.75%	08/01/28	1,375,673
320,000	Carpenter Technology Corp.	6.38%	07/15/28	317,584
1,276,000	Carpenter Technology Corp. (a)	7.63%	03/15/30	1,306,523
655,000	Compass Minerals International, Inc. (b)	4.88%	07/15/24	648,859
458,000	Compass Minerals International, Inc. (b)	6.75%	12/01/27	439,683
2,540,000	Dycom Industries, Inc. (a) (b)	4.50%	04/15/29	2,321,293
1,498,000	Foundation Building Materials, Inc. (b)	6.00%	03/01/29	1,198,511
900,000	Great Lakes Dredge & Dock Corp. (b)	5.25%	06/01/29	708,808
2,385,000	Innophos Holdings, Inc. (a) (b)	9.38%	02/15/28	2,396,561
2,445,000	JELD-WEN, Inc. (a) (b)	4.88%	12/15/27	2,142,761
1,820,000	LGI Homes, Inc. (a) (b)	4.00%	07/15/29	1,488,501
800,000	MIWD Holdco II LLC/MIWD Finance Corp. (b)	5.50%	02/01/30	672,968
1,125,000	Novelis Corp. (b)	3.25%	11/15/26	1,031,129
885,000	Novelis Corp. (b)	3.88%	08/15/31	742,383
385,000	Olympus Water US Holding Corp. (b)	4.25%	10/01/28	328,790
925,000	Rain CII Carbon LLC/CII Carbon Corp. (b)	7.25%	04/01/25	897,500
1,145,000	Standard Industries, Inc./NJ (b)	4.38%	07/15/30	989,719
1,390,000	TopBuild Corp. (a) (b)	4.13%	02/15/32	1,196,471
3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a)	5.88%	06/15/24	3,761,762
770,000	Weekley Homes LLC/Weekley Finance Corp. (b)	4.88%	09/15/28	669,403
				27,446,035
	Capital Goods – 5.0%
1,065,000	Amsted Industries, Inc. (a) (b)	5.63%	07/01/27	1,045,536
2,009,000	Ball Corp. (a)	6.88%	03/15/28	2,091,237
1,589,000	Berry Global, Inc. (a) (b)	4.50%	02/15/26	1,542,070
580,000	Chart Industries, Inc. (b)	7.50%	01/01/30	598,125
936,000	Crown Americas LLC	5.25%	04/01/30	911,528
1,470,000	EnerSys (a) (b)	4.38%	12/15/27	1,379,051
985,000	Graphic Packaging International LLC (a) (b)	3.75%	02/01/30	881,575
81,000	Howmet Aerospace, Inc.	6.88%	05/01/25	83,531
450,000	Mauser Packaging Solutions Holding Co. (b)	9.25%	04/15/27	427,576

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Goods (Continued)
$984,000	Owens-Brockway Glass Container, Inc. (b)	6.63%	05/13/27	$988,797
320,000	Sealed Air Corp. (b)	6.13%	02/01/28	325,125
1,600,000	TK Elevator US Newco, Inc. (a) (b)	5.25%	07/15/27	1,497,611
1,085,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	1,091,827
1,800,000	TransDigm, Inc. (a)	6.38%	06/15/26	1,800,068
2,305,000	TransDigm, Inc. (a)	5.50%	11/15/27	2,215,707
2,000,000	TransDigm, Inc. (b)	6.75%	08/15/28	2,033,582
2,515,000	TriMas Corp. (a) (b)	4.13%	04/15/29	2,241,217
				21,154,163
	Consumer Goods – 6.0%
1,370,000	CD&R Smokey Buyer, Inc. (b)	6.75%	07/15/25	1,209,025
3,545,000	Darling Ingredients, Inc. (a) (b)	5.25%	04/15/27	3,478,962
665,000	Darling Ingredients, Inc. (b)	6.00%	06/15/30	658,476
2,120,000	Edgewell Personal Care Co. (a) (b)	5.50%	06/01/28	2,031,930
1,605,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a) (b)	5.00%	12/31/26	1,486,888
3,149,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a) (b)	7.00%	12/31/27	2,771,049
602,000	Lamb Weston Holdings, Inc. (b)	4.88%	05/15/28	591,312
1,585,000	Mattel, Inc. (a) (b)	5.88%	12/15/27	1,588,378
940,000	Newell Brands, Inc.	6.38%	09/15/27	928,250
1,000,000	Performance Food Group, Inc. (b)	4.25%	08/01/29	911,254
625,000	Post Holdings, Inc. (a) (b)	5.75%	03/01/27	622,129
3,510,000	Post Holdings, Inc. (b)	4.63%	04/15/30	3,173,444
3,300,000	Primo Water Holdings, Inc. (a) (b)	4.38%	04/30/29	2,913,326
1,100,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (b)	4.63%	03/01/29	909,986
1,017,000	Spectrum Brands, Inc.	5.75%	07/15/25	1,009,017
740,000	Triton Water Holdings, Inc. (b)	6.25%	04/01/29	622,266
670,000	US Foods, Inc. (b)	4.63%	06/01/30	613,327
				25,519,019
	Energy – 20.2%
1,200,000	Aethon United BR L.P./Aethon United Finance Corp. (a) (b)	8.25%	02/15/26	1,166,552
1,560,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	7.00%	11/01/26	1,511,400
970,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	8.25%	12/31/28	942,929
2,624,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	5.88%	06/30/29	2,359,072
640,000	Callon Petroleum Co. (a)	6.38%	07/01/26	619,150
1,310,000	Callon Petroleum Co. (b)	7.50%	06/15/30	1,245,726
2,555,000	Cheniere Energy Partners L.P. (a)	4.50%	10/01/29	2,406,968
1,020,000	Cheniere Energy, Inc. (a)	4.63%	10/15/28	973,183
1,100,000	CNX Midstream Partners L.P. (a) (b)	4.75%	04/15/30	922,105
192,000	CNX Resources Corp. (b)	7.25%	03/14/27	190,068
822,000	CNX Resources Corp. (b)	6.00%	01/15/29	761,327
2,050,000	Comstock Resources, Inc. (a) (b)	6.75%	03/01/29	1,858,114
391,000	Continental Resources, Inc./OK	4.38%	01/15/28	371,986
1,025,000	CrownRock L.P./CrownRock Finance, Inc. (b)	5.00%	05/01/29	969,374
934,000	DCP Midstream Operating L.P. (a)	5.13%	05/15/29	927,109
695,000	DCP Midstream Operating L.P.	3.25%	02/15/32	594,562
2,650,000	Delek Logistics Partners LP/Delek Logistics Finance Corp. (a) (b)	7.13%	06/01/28	2,416,482
1,200,000	DT Midstream, Inc. (b)	4.13%	06/15/29	1,064,842
5,140,000	Endeavor Energy Resources L.P./EER Finance, Inc. (a) (b)	5.75%	01/30/28	5,120,863
1,900,000	EnLink Midstream LLC (a) (b)	5.63%	01/15/28	1,873,238
2,335,000	EnLink Midstream LLC (a)	5.38%	06/01/29	2,256,950
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Energy (Continued)
$150,000	EnLink Midstream LLC (b)	6.50%	09/01/30	$151,678
1,825,000	EQM Midstream Partners L.P. (a) (b)	6.50%	07/01/27	1,781,818
1,700,000	EQM Midstream Partners L.P. (a)	5.50%	07/15/28	1,551,213
132,000	EQM Midstream Partners L.P. (b)	7.50%	06/01/30	128,265
3,620,000	EQM Midstream Partners L.P. (a) (b)	4.75%	01/15/31	2,971,101
791,000	Hess Midstream Operations L.P. (b)	5.63%	02/15/26	779,633
1,040,000	Hess Midstream Operations L.P. (a) (b)	4.25%	02/15/30	925,850
1,845,000	Hilcorp Energy I L.P./Hilcorp Finance Co. (a) (b)	5.75%	02/01/29	1,725,376
1,320,000	Hilcorp Energy I L.P./Hilcorp Finance Co. (a) (b)	6.00%	02/01/31	1,221,492
1,145,000	Holly Energy Partners L.P./Holly Energy Finance Corp. (b)	6.38%	04/15/27	1,130,214
1,050,000	Matador Resources Co. (b)	6.88%	04/15/28	1,057,833
1,800,000	Moss Creek Resources Holdings, Inc. (b)	7.50%	01/15/26	1,684,914
1,130,000	Nabors Industries, Inc. (b)	7.38%	05/15/27	1,097,445
314,000	Noble Finance II LLC (b)	8.00%	04/15/30	321,903
4,280,000	Occidental Petroleum Corp. (a)	8.50%	07/15/27	4,717,202
3,070,000	Occidental Petroleum Corp. (a)	6.63%	09/01/30	3,280,264
1,310,000	PBF Holding Co., LLC/PBF Finance Corp.	7.25%	06/15/25	1,306,921
1,250,000	PBF Holding Co., LLC/PBF Finance Corp.	6.00%	02/15/28	1,151,469
2,626,000	Permian Resources Operating LLC (a) (b)	6.88%	04/01/27	2,603,128
725,000	Rockcliff Energy II LLC (b)	5.50%	10/15/29	656,332
1,913,000	SM Energy Co. (a)	5.63%	06/01/25	1,871,765
1,470,000	SM Energy Co.	6.50%	07/15/28	1,394,214
1,100,000	Southwestern Energy Co. (d)	5.70%	01/23/25	1,099,136
730,000	Southwestern Energy Co.	8.38%	09/15/28	766,101
3,265,000	Southwestern Energy Co. (a)	5.38%	03/15/30	3,041,839
1,700,000	Southwestern Energy Co. (a)	4.75%	02/01/32	1,501,380
547,000	Sunoco L.P./Sunoco Finance Corp.	4.50%	05/15/29	493,427
920,000	Tap Rock Resources LLC (b)	7.00%	10/01/26	884,861
2,000,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	5.00%	01/15/28	1,958,160
1,720,000	Venture Global Calcasieu Pass LLC (a) (b)	3.88%	08/15/29	1,546,803
1,875,000	Venture Global Calcasieu Pass LLC (b)	6.25%	01/15/30	1,903,082
2,645,000	Venture Global Calcasieu Pass LLC (a) (b)	4.13%	08/15/31	2,346,214
905,000	Venture Global Calcasieu Pass LLC (a) (b)	3.88%	11/01/33	764,081
1,575,000	Vital Energy, Inc. (a)	9.50%	01/15/25	1,585,993
1,785,000	Vital Energy, Inc. (a) (b)	7.75%	07/31/29	1,577,601
909,000	Western Midstream Operating L.P.	4.50%	03/01/28	868,350
1,251,000	Western Midstream Operating L.P. (d)	4.30%	02/01/30	1,143,050
				85,542,108
	Financial Services – 2.5%
1,150,000	Fortress Transportation and Infrastructure Investors LLC (b)	6.50%	10/01/25	1,137,187
2,100,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp. (a)	5.25%	05/15/27	1,982,244
1,395,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	1,319,419
1,330,000	MSCI, Inc. (b)	3.88%	02/15/31	1,166,802
2,345,000	OneMain Finance Corp.	6.13%	03/15/24	2,310,251
610,000	OneMain Finance Corp.	3.50%	01/15/27	521,733
1,225,000	PennyMac Financial Services, Inc. (b)	5.38%	10/15/25	1,157,601
1,240,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (b)	3.63%	03/01/29	1,049,672
				10,644,909
	Healthcare – 7.2%
3,065,000	Avantor Funding, Inc. (a) (b)	3.88%	11/01/29	2,703,381
2,000,000	Carriage Services, Inc. (b)	4.25%	05/15/29	1,659,517
1,300,000	Catalent Pharma Solutions, Inc. (b)	3.13%	02/15/29	1,107,622

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$1,365,000	Catalent Pharma Solutions, Inc. (a) (b)	3.50%	04/01/30	$1,158,679
4,010,000	Centene Corp. (a)	4.63%	12/15/29	3,783,034
985,000	CHS/Community Health Systems, Inc. (b)	6.00%	01/15/29	874,005
2,250,000	CHS/Community Health Systems, Inc. (a) (b)	5.25%	05/15/30	1,877,398
1,250,000	Elanco Animal Health, Inc. (a) (e)	6.65%	08/28/28	1,220,163
1,405,000	Encompass Health Corp.	4.50%	02/01/28	1,326,644
1,495,000	HCA, Inc. (a)	5.88%	02/15/26	1,518,821
1,495,000	HCA, Inc. (a)	5.88%	02/01/29	1,541,872
1,665,000	HealthEquity, Inc. (a) (b)	4.50%	10/01/29	1,490,924
885,000	PRA Health Sciences, Inc. (b)	2.88%	07/15/26	808,791
1,325,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,286,820
990,000	Prestige Brands, Inc. (b)	3.75%	04/01/31	839,975
4,750,000	Service Corp International (a)	7.50%	04/01/27	4,966,997
1,730,000	Teleflex, Inc. (a) (b)	4.25%	06/01/28	1,624,108
175,000	Tenet Healthcare Corp.	4.38%	01/15/30	161,009
778,000	Tenet Healthcare Corp. (b)	6.13%	06/15/30	770,229
				30,719,989
	Insurance – 0.1%
505,000	NMI Holdings, Inc. (b)	7.38%	06/01/25	514,007
	Leisure – 5.3%
1,730,000	Affinity Interactive (a) (b)	6.88%	12/15/27	1,557,809
1,790,000	Boyd Gaming Corp. (a)	4.75%	12/01/27	1,729,112
1,290,000	Caesars Entertainment, Inc. (a) (b)	6.25%	07/01/25	1,292,735
1,055,000	Caesars Resort Collection LLC/CRC Finco, Inc. (a) (b)	5.75%	07/01/25	1,064,653
3,775,000	Carnival Holdings Bermuda Ltd. (b)	10.38%	05/01/28	4,062,255
1,470,000	CDI Escrow Issuer, Inc. (a) (b)	5.75%	04/01/30	1,418,736
1,200,000	Everi Holdings, Inc. (b)	5.00%	07/15/29	1,070,640
1,800,000	Hilton Domestic Operating Co., Inc. (a)	4.88%	01/15/30	1,710,559
1,725,000	Hilton Domestic Operating Co., Inc. (a) (b)	4.00%	05/01/31	1,527,271
524,000	Penn Entertainment, Inc. (b)	4.13%	07/01/29	441,918
765,000	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc. (b)	6.63%	03/01/30	679,419
2,700,000	Scientific Games International, Inc. (a) (b)	7.00%	05/15/28	2,696,855
1,550,000	Station Casinos LLC (b)	4.50%	02/15/28	1,426,961
325,000	Station Casinos LLC (b)	4.63%	12/01/31	278,585
1,485,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)	5.13%	10/01/29	1,368,649
				22,326,157
	Media – 11.8%
1,235,000	Arches Buyer, Inc. (a) (b)	4.25%	06/01/28	1,064,242
2,300,000	Arches Buyer, Inc. (a) (b)	6.13%	12/01/28	1,997,573
1,850,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.50%	05/01/26	1,818,663
6,100,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.13%	05/01/27	5,765,047
2,380,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.38%	06/01/29	2,185,478
1,605,000	CCO Holdings LLC/CCO Holdings Capital Corp. (b)	6.38%	09/01/29	1,526,771
3,330,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	2,869,681
3,500,000	CSC Holdings LLC (a)	5.25%	06/01/24	3,417,098
2,325,000	CSC Holdings LLC (a) (b)	5.50%	04/15/27	1,991,100
1,800,000	CSC Holdings LLC (b)	5.38%	02/01/28	1,478,750
1,300,000	CSC Holdings LLC (b)	11.25%	05/15/28	1,296,854
1,350,000	CSC Holdings LLC (b)	5.75%	01/15/30	690,179
2,230,000	CSC Holdings LLC (a) (b)	4.63%	12/01/30	1,090,776
2,655,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc. (a) (b)	5.88%	08/15/27	2,332,868
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Media (Continued)
$1,140,000	DISH DBS Corp. (b)	5.25%	12/01/26	$872,906
1,273,000	DISH DBS Corp.	7.38%	07/01/28	639,108
1,255,000	iHeartCommunications, Inc. (a) (b)	5.25%	08/15/27	992,930
1,250,000	iHeartCommunications, Inc. (a) (b)	4.75%	01/15/28	974,859
2,185,000	Lamar Media Corp. (a)	4.00%	02/15/30	1,962,316
900,000	Match Group Holdings II LLC (b)	3.63%	10/01/31	736,263
3,100,000	Netflix, Inc. (a)	4.88%	04/15/28	3,122,118
945,000	News Corp. (b)	3.88%	05/15/29	839,869
1,480,000	News Corp. (b)	5.13%	02/15/32	1,364,320
920,000	Nexstar Media, Inc. (b)	5.63%	07/15/27	864,998
2,175,000	Sirius XM Radio, Inc. (a) (b)	4.13%	07/01/30	1,746,977
410,000	TEGNA, Inc.	4.63%	03/15/28	366,560
655,000	TripAdvisor, Inc. (b)	7.00%	07/15/25	659,854
880,000	Univision Communications, Inc. (b)	4.50%	05/01/29	759,231
3,370,000	Warnermedia Holdings, Inc. (b)	3.76%	03/15/27	3,177,646
1,490,000	WMG Acquisition Corp. (b)	3.75%	12/01/29	1,312,601
				49,917,636
	Real Estate – 4.4%
1,199,000	Iron Mountain, Inc. (a) (b)	4.88%	09/15/27	1,144,765
1,845,000	Iron Mountain, Inc. (a) (b)	5.25%	03/15/28	1,777,235
1,480,000	Iron Mountain, Inc. (b)	5.25%	07/15/30	1,365,059
825,000	Iron Mountain, Inc. (b)	4.50%	02/15/31	718,387
700,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (b)	5.88%	10/01/28	646,380
2,650,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	2,294,635
1,500,000	SBA Communications Corp.	3.88%	02/15/27	1,400,675
1,840,000	SBA Communications Corp. (a)	3.13%	02/01/29	1,576,422
1,934,000	Service Properties Trust (a)	7.50%	09/15/25	1,897,003
2,040,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC (b)	10.50%	02/15/28	1,953,905
2,295,000	VICI Properties L.P./VICI Note Co., Inc. (b)	5.63%	05/01/24	2,285,960
360,000	VICI Properties L.P./VICI Note Co., Inc. (b)	3.50%	02/15/25	346,343
375,000	VICI Properties L.P./VICI Note Co., Inc. (b)	4.25%	12/01/26	357,786
925,000	XHR L.P. (b)	4.88%	06/01/29	803,649
				18,568,204
	Retail – 5.3%
1,555,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC (a) (b)	6.50%	02/15/28	1,576,078
3,490,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC (a) (b)	3.50%	03/15/29	3,095,877
2,150,000	Arko Corp. (a) (b)	5.13%	11/15/29	1,744,080
1,430,000	Asbury Automotive Group, Inc. (a)	4.50%	03/01/28	1,300,709
817,000	Bath & Body Works, Inc. (b)	9.38%	07/01/25	875,279
1,900,000	Bath & Body Works, Inc. (a)	7.50%	06/15/29	1,932,781
555,000	Group 1 Automotive, Inc. (b)	4.00%	08/15/28	493,029
700,000	LCM Investments Holdings II LLC (b)	4.88%	05/01/29	597,459
870,000	Lithia Motors, Inc. (b)	3.88%	06/01/29	754,321
620,000	Michaels Cos (The), Inc. (b)	7.88%	05/01/29	416,181
875,000	Nordstrom, Inc.	4.38%	04/01/30	685,484
675,000	QVC, Inc.	4.38%	09/01/28	333,011
330,000	Ritchie Bros Holdings, Inc. (b)	7.75%	03/15/31	351,037
2,795,000	Sonic Automotive, Inc. (a) (b)	4.63%	11/15/29	2,347,911
825,000	Sonic Automotive, Inc. (b)	4.88%	11/15/31	666,988

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Retail (Continued)
$1,415,000	Victoria’s Secret & Co. (b)	4.63%	07/15/29	$1,145,854
1,135,000	Yum! Brands, Inc. (b)	4.75%	01/15/30	1,098,983
2,950,000	Yum! Brands, Inc. (a)	5.38%	04/01/32	2,880,198
				22,295,260
	Services – 10.3%
3,225,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	6.63%	07/15/26	3,113,082
1,985,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	9.75%	07/15/27	1,849,103
685,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)	6.00%	06/01/29	537,671
680,000	Aramark Services, Inc. (a) (b)	6.38%	05/01/25	680,884
1,075,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	1,025,227
390,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)	5.38%	03/01/29	354,157
1,250,000	Brink’s (The) Co. (a) (b)	5.50%	07/15/25	1,239,150
625,000	Clarivate Science Holdings Corp. (a) (b)	3.88%	07/01/28	563,137
1,520,000	Clean Harbors, Inc. (a) (b)	4.88%	07/15/27	1,473,541
2,175,000	Covanta Holding Corp. (a) (b)	4.88%	12/01/29	1,937,707
950,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	839,496
3,045,000	H&E Equipment Services, Inc. (a) (b)	3.88%	12/15/28	2,641,949
3,605,000	Herc Holdings, Inc. (a) (b)	5.50%	07/15/27	3,448,631
750,000	Hertz (The) Corp. (b)	4.63%	12/01/26	676,260
1,450,000	Imola Merger Corp. (a) (b)	4.75%	05/15/29	1,257,232
1,445,000	NESCO Holdings II, Inc. (a) (b)	5.50%	04/15/29	1,306,988
1,915,000	Prime Security Services Borrower LLC/Prime Finance, Inc. (a) (b)	3.38%	08/31/27	1,713,944
1,800,000	Sotheby’s (a) (b)	7.38%	10/15/27	1,690,160
2,065,000	Sotheby’s/Bidfair Holdings, Inc. (a) (b)	5.88%	06/01/29	1,701,766
3,000,000	Uber Technologies, Inc. (a) (b)	7.50%	05/15/25	3,047,865
1,850,000	United Rentals North America, Inc. (b)	6.00%	12/15/29	1,879,210
2,165,000	United Rentals North America, Inc. (a)	3.75%	01/15/32	1,858,460
3,065,000	WASH Multifamily Acquisition, Inc. (a) (b)	5.75%	04/15/26	2,876,631
2,500,000	Waste Pro USA, Inc. (a) (b)	5.50%	02/15/26	2,326,932
880,000	WESCO Distribution, Inc. (b)	7.13%	06/15/25	896,229
1,045,000	WESCO Distribution, Inc. (b)	7.25%	06/15/28	1,074,081
225,000	White Cap Buyer LLC (b)	6.88%	10/15/28	195,342
805,000	Williams Scotsman International, Inc. (a) (b)	6.13%	06/15/25	802,055
855,000	Williams Scotsman International, Inc. (b)	4.63%	08/15/28	785,939
				43,792,829
	Technology & Electronics – 4.2%
900,000	Boxer Parent Co., Inc. (a) (b)	7.13%	10/02/25	898,416
1,760,000	Central Parent, Inc./CDK Global, Inc. (a) (b)	7.25%	06/15/29	1,744,440
850,000	Cloud Software Group, Inc. (b)	6.50%	03/31/29	766,473
2,380,000	CommScope, Inc. (a) (b)	6.00%	03/01/26	2,276,586
820,000	CommScope, Inc. (b)	8.25%	03/01/27	634,796
1,235,000	Dell International LLC/EMC Corp. (a)	8.35%	07/15/46	1,523,339
1,900,000	Entegris, Inc. (a) (b)	4.38%	04/15/28	1,741,497
3,110,000	Fair Isaac Corp. (a) (b)	4.00%	06/15/28	2,901,716
934,000	NCR Corp. (b)	5.13%	04/15/29	808,937
349,000	Newfold Digital Holdings Group, Inc. (b)	6.00%	02/15/29	240,019
585,000	Presidio Holdings, Inc. (b)	8.25%	02/01/28	551,453
580,000	PTC, Inc. (b)	3.63%	02/15/25	560,195
355,000	PTC, Inc. (b)	4.00%	02/15/28	330,606
690,000	SS&C Technologies, Inc. (b)	5.50%	09/30/27	668,794
350,000	Twilio, Inc.	3.63%	03/15/29	299,239
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Technology & Electronics (Continued)
$2,320,000	Viavi Solutions, Inc. (a) (b)	3.75%	10/01/29	$1,940,030
				17,886,536
	Telecommunications – 2.7%
1,200,000	Cable One, Inc. (a) (b)	4.00%	11/15/30	976,920
655,000	Cogent Communications Group, Inc. (a) (b)	3.50%	05/01/26	609,566
1,035,000	Cogent Communications Group, Inc. (b)	7.00%	06/15/27	1,025,616
1,765,000	Level 3 Financing, Inc. (b)	3.63%	01/15/29	988,708
900,000	Level 3 Financing, Inc. (a) (b)	3.75%	07/15/29	507,311
3,685,000	Sprint LLC	7.63%	03/01/26	3,905,411
565,000	T-Mobile USA, Inc.	2.25%	02/15/26	526,314
1,515,000	T-Mobile USA, Inc.	3.75%	04/05/27	1,459,776
1,490,000	T-Mobile USA, Inc.	5.38%	04/15/27	1,505,365
				11,504,987
	Transportation – 1.7%
555,000	Allegiant Travel Co. (b)	7.25%	08/15/27	548,673
1,540,000	American Airlines, Inc. (a) (b)	11.75%	07/15/25	1,695,931
714,000	First Student Bidco, Inc./First Transit Parent, Inc. (b)	4.00%	07/31/29	619,593
633,058	JetBlue 2020-1 Class B Pass Through Trust	7.75%	11/15/28	644,411
2,282,250	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (a) (b)	6.50%	06/20/27	2,281,338
685,000	United Airlines, Inc. (b)	4.38%	04/15/26	655,014
895,000	United Airlines, Inc. (a) (b)	4.63%	04/15/29	810,939
39,766	US Airways 2000-3C Pass Through Trust (f) (g)	8.39%	09/01/23	39,766
				7,295,665
	Utility – 2.5%
1,000,000	Calpine Corp. (b)	4.63%	02/01/29	870,087
2,205,000	Calpine Corp. (a) (b)	3.75%	03/01/31	1,883,400
470,000	Clearway Energy Operating LLC (b)	3.75%	02/15/31	402,738
1,690,000	Clearway Energy Operating LLC (a) (b)	3.75%	01/15/32	1,419,382
1,355,000	FirstEnergy Corp. (a) (e)	4.15%	07/15/27	1,319,682
2,515,000	PG&E Corp. (a)	5.00%	07/01/28	2,369,930
1,060,000	Vistra Operations Co. LLC (b)	5.63%	02/15/27	1,035,543
1,310,000	Vistra Operations Co. LLC (b)	4.38%	05/01/29	1,172,395
				10,473,157
	Total Corporate Bonds and Notes			426,235,644
	(Cost $455,068,313)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES – 23.7%
	Automotive – 0.6%
918,000	Clarios Global L.P. (USD) (b)	6.75%	05/15/25	920,582
607,000	Clarios Global L.P./Clarios US Finance Co. (USD) (b)	6.25%	05/15/26	604,874
1,099,000	Clarios Global L.P./Clarios US Finance Co. (USD) (b)	8.50%	05/15/27	1,107,486
				2,632,942
	Banking – 0.8%
2,930,000	Barclays PLC (USD) (a) (c)	7.33%	11/02/26	3,041,849

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Banking (Continued)
500,000	Intesa Sanpaolo SpA (USD) (b)	5.02%	06/26/24	$485,919
				3,527,768
	Basic Industry – 2.3%
1,350,000	Ahlstrom Holding 3 Oy (USD) (b)	4.88%	02/04/28	1,149,847
2,175,000	INEOS Finance PLC (USD) (b)	6.75%	05/15/28	2,151,140
1,900,000	James Hardie International Finance DAC (USD) (a) (b)	5.00%	01/15/28	1,793,119
475,000	Nobian Finance BV (EUR) (h)	3.63%	07/15/26	452,759
2,250,000	SPCM S.A. (USD) (a) (b)	3.38%	03/15/30	1,864,015
2,200,000	Stora Enso OYJ (USD) (a) (b)	7.25%	04/15/36	2,349,665
				9,760,545
	Capital Goods – 3.6%
464,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (USD) (b)	6.00%	06/15/27	462,142
1,815,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (USD) (a) (b)	3.25%	09/01/28	1,591,322
1,385,000	Bombardier, Inc. (USD) (a) (b)	7.13%	06/15/26	1,382,101
4,980,000	Bombardier, Inc. (USD) (a) (b)	7.88%	04/15/27	4,971,089
715,000	Bombardier, Inc. (USD) (b)	6.00%	02/15/28	678,923
188,000	Bombardier, Inc. (USD) (b)	7.50%	02/01/29	185,111
2,240,000	Canpack S.A./Canpack US LLC (USD) (a) (b)	3.13%	11/01/25	1,989,882
450,000	Canpack S.A./Canpack US LLC (USD) (b)	3.88%	11/15/29	361,417
1,880,000	Cascades, Inc./Cascades USA, Inc. (USD) (a) (b)	5.38%	01/15/28	1,785,991
875,000	OI European Group BV (USD) (b)	4.75%	02/15/30	804,344
1,380,000	Titan Acquisition Ltd./Titan Co-Borrower LLC (USD) (b)	7.75%	04/15/26	1,230,015
				15,442,337
	Consumer Goods – 0.7%
1,000,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc. (USD) (a) (b)	5.50%	01/15/30	955,965
2,500,000	Minerva Luxembourg S.A. (USD) (a) (b)	4.38%	03/18/31	1,967,840
				2,923,805
	Energy – 2.0%
1,775,000	Baytex Energy Corp. (USD) (b)	8.50%	04/30/30	1,786,424
2,065,000	MEG Energy Corp. (USD) (a) (b)	7.13%	02/01/27	2,119,376
2,250,000	Petroleos Mexicanos (USD) (a)	6.50%	03/13/27	2,021,464
650,000	Transocean Titan Financing Ltd. (USD) (b)	8.38%	02/01/28	663,156
662,000	Transocean, Inc. (USD) (b)	8.75%	02/15/30	668,620
1,257,000	Valaris Ltd. (USD) (b)	8.38%	04/30/30	1,258,842
				8,517,882
	Financial Services – 0.5%
1,895,000	Credit Suisse AG/New York NY (USD)	7.95%	01/09/25	1,931,024
	Leisure – 4.1%
725,000	Carnival Corp. (USD) (b)	5.75%	03/01/27	597,472
2,885,000	Carnival Corp. (USD) (a) (b)	6.00%	05/01/29	2,267,030
778,000	International Game Technology PLC (USD) (b)	5.25%	01/15/29	746,907
700,000	Melco Resorts Finance Ltd. (USD) (b)	5.75%	07/21/28	610,750
2,890,000	NCL Corp Ltd. (USD) (a) (b)	5.88%	03/15/26	2,492,473
2,220,000	NCL Corp Ltd. (USD) (a) (b)	5.88%	02/15/27	2,096,207
845,000	NCL Corp Ltd. (USD) (b)	8.38%	02/01/28	850,929
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Leisure (Continued)
765,000	NCL Corp Ltd. (USD) (b)	7.75%	02/15/29	$648,445
1,300,000	NCL Finance Ltd. (USD) (b)	6.13%	03/15/28	1,050,972
1,875,000	Royal Caribbean Cruises Ltd. (USD) (b)	5.38%	07/15/27	1,666,446
437,000	Royal Caribbean Cruises Ltd. (USD) (b)	8.25%	01/15/29	460,561
1,708,000	Royal Caribbean Cruises Ltd. (USD) (b)	9.25%	01/15/29	1,823,760
291,000	Royal Caribbean Cruises Ltd. (USD) (b)	7.25%	01/15/30	292,080
859,000	Viking Cruises Ltd. (USD) (b)	5.88%	09/15/27	737,954
1,045,000	VOC Escrow Ltd. (USD) (b)	5.00%	02/15/28	930,441
				17,272,427
	Media – 0.4%
1,820,000	UPC Holding, B.V. (USD) (a) (b)	5.50%	01/15/28	1,631,093
	Retail – 1.0%
1,855,000	1011778 BC ULC/New Red Finance, Inc. (USD) (a) (b)	5.75%	04/15/25	1,861,088
1,000,000	1011778 BC ULC/New Red Finance, Inc. (USD) (b)	3.50%	02/15/29	900,003
1,425,000	1011778 BC ULC/New Red Finance, Inc. (USD) (b)	4.00%	10/15/30	1,245,281
				4,006,372
	Services – 2.4%
2,330,000	Garda World Security Corp. (USD) (a) (b)	4.63%	02/15/27	2,143,501
3,410,000	Garda World Security Corp. (USD) (a) (b)	9.50%	11/01/27	3,272,270
750,000	GFL Environmental, Inc. (USD) (b)	3.75%	08/01/25	725,965
800,000	GFL Environmental, Inc. (USD) (b)	5.13%	12/15/26	788,200
2,765,000	GFL Environmental, Inc. (USD) (a) (b)	4.00%	08/01/28	2,526,438
655,000	GFL Environmental, Inc. (USD) (a) (b)	4.75%	06/15/29	610,257
				10,066,631
	Technology & Electronics – 1.0%
1,650,000	Broadcom Corp./Broadcom Cayman Finance Ltd. (USD)	3.50%	01/15/28	1,550,229
1,760,000	Open Text Corp. (USD) (a) (b)	3.88%	12/01/29	1,481,355
206,000	Seagate HDD Cayman (USD)	4.13%	01/15/31	171,181
291,200	Seagate HDD Cayman (USD) (b)	9.63%	12/01/32	319,642
725,000	Sensata Technologies BV (USD) (b)	4.00%	04/15/29	656,034
244,000	Sensata Technologies BV (USD) (b)	5.88%	09/01/30	239,851
				4,418,292
	Telecommunications – 2.8%
1,635,000	Altice France S.A./France (USD) (a) (b)	5.13%	07/15/29	1,210,310
1,350,000	Iliad Holding SAS (USD) (a) (b)	6.50%	10/15/26	1,300,199
1,340,000	Telecom Italia Capital S.A. (USD)	7.72%	06/04/38	1,254,361
1,300,000	Total Play Telecomunicaciones SA de CV (USD) (a) (b)	6.38%	09/20/28	857,469
4,000,000	Virgin Media Finance PLC (EUR) (h)	3.75%	07/15/30	3,466,727
1,000,000	Vmed O2 UK Financing I PLC (GBP) (b)	4.50%	07/15/31	985,594
870,000	VZ Secured Financing BV (USD) (a) (b)	5.00%	01/15/32	726,988
2,700,000	Ziggo Bond Co. BV (USD) (a) (b)	5.13%	02/28/30	2,196,444
				11,998,092
	Transportation – 1.5%
850,000	Air Canada (USD) (a) (b)	3.88%	08/15/26	787,898
2,595,000	Air Canada 2020-1 Class C Pass Through Trust (USD) (b)	10.50%	07/15/26	2,770,615
2,095,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd. (USD) (a) (b)	5.50%	04/20/26	2,059,686

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Transportation (Continued)
575,000	Stena International S.A. (EUR) (b)	7.25%	02/15/28	$642,304
				6,260,503
	Total Foreign Corporate Bonds and Notes			100,389,713
	(Cost $107,088,845)
Par Amount (Local Currency)	Description	Stated Rate	Stated Maturity	Value (US Dollars)
CAPITAL PREFERRED SECURITIES – 7.4%
	Automotive – 1.2%
5,935,000	General Motors Financial Co., Inc., Series A (USD) (c)	5.75%	(i)	5,052,288
	Banking – 3.2%
2,940,000	Bank of America Corp., Series DD (USD) (c)	6.30%	(i)	2,975,432
3,000,000	Barclays Bank PLC, 3 Mo. EUR LIBOR + 0.71% (EUR) (h) (j)	3.67%	(i)	2,750,342
4,475,000	Citigroup, Inc., Series M (USD) (c)	6.30%	(i)	4,238,049
3,935,000	Citigroup, Inc., Series V (USD) (a) (c)	4.70%	(i)	3,459,236
				13,423,059
	Financial Services – 1.2%
3,175,000	American AgCredit Corp., Series QIB (USD) (a) (b) (c)	5.25%	(i)	2,774,156
3,210,000	Textron Financial Corp., 3 Mo. LIBOR + 1.74% (USD) (a) (b) (j)	6.60%	02/15/42	2,327,250
				5,101,406
	Utility – 1.8%
1,695,000	Edison International, Series B (USD) (a) (c)	5.00%	(i)	1,453,150
6,595,000	Vistra Corp. (USD) (a) (b) (c)	8.00%	(i)	6,226,537
				7,679,687
	Total Capital Preferred Securities			31,256,440
	(Cost $34,765,341)
Principal Value	Description	Rate (k)	Stated Maturity (l)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 2.1%
	Capital Goods – 0.6%
$2,700,000	ADS Tactical, Inc., Initial Term Loan, 1 Mo. LIBOR + 5.75%, 1.00% Floor	10.78%	03/19/26	2,566,687
	Insurance – 0.2%
967,725	HUB International Ltd., Term Loan B3, 3 Mo. LIBOR + 3.25%, 0.75% Floor	8.51%	04/25/25	967,285
	Retail – 0.3%
1,071,370	Michaels Cos (The), Inc., Term Loan B, 3 Mo. LIBOR + 4.25%, 0.75% Floor	9.41%	04/15/28	984,937
	Services – 0.9%
5,800,000	TruGreen L.P., Initial Term Loan (Second Lien), 1 Mo. LIBOR + 8.50%, 0.75% Floor (m)	13.33%	11/02/28	3,915,000
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Rate (k)	Stated Maturity (l)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Technology & Electronics – 0.1%
$600,000	Dcert Buyer, Inc., First Amendment Refinancing Loan (Second Lien), 1 Mo. LIBOR + 7.00%, 0.00% Floor	11.70%	02/16/29	$557,061
	Total Senior Floating-Rate Loan Interests			8,990,970
	(Cost $10,937,966)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 0.5%
	Collateralized Mortgage Obligations – 0.0%
	Washington Mutual Alternative Mortgage Pass-Through Certificates
10,950	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (n)	9.36%	06/25/37	12,831
	Commercial Mortgage-Backed Securities – 0.5%
	Securitized Asset Backed Receivables LLC Trust
6,353,955	Series 2006-FR4, Class A2A, 1 Mo. LIBOR + 0.16% (j)	5.18%	08/25/36	2,042,456
	Total Mortgage-Backed Securities			2,055,287
	(Cost $5,025,289)

Shares	Description	Value
COMMON STOCKS – 0.1%
	Energy – 0.0%
7	Thunderbird Resources Equity, Inc. (f) (g) (m) (o)	35,290
	Utility – 0.1%
13,918	Vistra Corp.	332,083
	Total Common Stocks	367,373
	(Cost $960,424)
RIGHTS – 0.0%
	Utility – 0.0%
13,918	Vistra Corp., no expiration date (m) (o)	16,006
	(Cost $22,917)
	Total Investments – 134.4%			569,311,433
	(Cost $613,869,095)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS SOLD SHORT – (12.5)%
$(30,000,000)	United States Treasury Note	1.38%	09/30/23	(29,559,388)
(24,000,000)	United States Treasury Note	2.88%	05/31/25	(23,456,250)
	Total U.S. Government Bonds Sold Short			(53,015,638)
	(Proceeds $52,553,860)
CORPORATE BONDS SOLD SHORT – (1.0)%
	Energy – (0.3)%
(1,600,000)	Halliburton Co.	2.92%	03/01/30	(1,434,365)

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS SOLD SHORT (Continued)
	Technology & Electronics – (0.7)%
$(2,930,000)	Amkor Technology, Inc. (b)	6.63%	09/15/27	$(2,937,346)
	Total Corporate Bonds Sold Short			(4,371,711)
	(Proceeds $4,479,457)
	Total Investments Sold Short – (13.5)%			(57,387,349)
	(Proceeds $57,033,317)

Outstanding Loan – (33.9)%	(143,404,360)
Net Other Assets and Liabilities – 13.0%	55,063,887
Net Assets – 100.0%	$423,583,611

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2023	Sale Value as of 4/30/2023	Unrealized Appreciation/ (Depreciation)
05/09/23	JPM	USD	7,676,684	EUR	7,012,000	$ 7,676,684	$ 7,731,890	$ (55,206)
05/09/23	JPM	USD	1,057,955	GBP	852,000	1,057,955	1,071,033	(13,078)
Net Unrealized Appreciation / (Depreciation)								$(68,284)

Counterparty Abbreviations
JPM	JPMorgan Chase
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
(a)	This security or a portion of this security is segregated as collateral for investments sold short and borrowings in the margin account (see Note 2F - Short Sales in the Notes to Financial Statements). At April 30, 2023, the segregated value of these securities amounts to $341,830,678.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2023, securities noted as such amounted to $397,287,854 of total investments and $(2,937,346) of total investments sold short, or 93.8% and (0.7)% of net assets, respectively.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes. The interest rate shown reflects the rate in effect at April 30, 2023.
(e)	Multi-Step Coupon Bond - Coupon steps up or down at a predetermined date. The interest rate shown reflects the rate in effect at April 30, 2023.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At April 30, 2023, securities noted as such are valued at $75,056 or 0.0% of net assets.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(i)	Perpetual maturity.
(j)	Floating or variable rate security.
(k)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2023 (Unaudited)
(l)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(m)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(n)	Inverse floating rate security.
(o)	Non-income producing security.

EUR	Euro
GBP	British Pound Sterling
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes:
Transportation	$ 7,295,665	$ —	$ 7,255,899	$ 39,766
Other Industry Categories*	418,939,979	—	418,939,979	—
Foreign Corporate Bonds and Notes*	100,389,713	—	100,389,713	—
Capital Preferred Securities*	31,256,440	—	31,256,440	—
Senior Floating-Rate Loan Interests*	8,990,970	—	8,990,970	—
Mortgage-Backed Securities	2,055,287	—	2,055,287	—
Common Stocks:
Energy	35,290	—	—	35,290
Utility	332,083	332,083	—	—
Rights*	16,006	—	16,006	—
Total Investments	$ 569,311,433	$ 332,083	$ 568,904,294	$ 75,056

LIABILITIES TABLE
	Total Value at 4/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds Sold Short	$ (53,015,638)	$ —	$ (53,015,638)	$ —
Corporate Bonds Sold Short*	(4,371,711)	—	(4,371,711)	—
Total Investments	(57,387,349)	—	(57,387,349)	—
Forward Foreign Currency Contracts	(68,284)	—	(68,284)	—
Total	$ (57,455,633)	$—	$ (57,455,633)	$—

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Assets and Liabilities
April 30, 2023 (Unaudited)
ASSETS:
Investments, at value (Cost $613,869,095)	$ 569,311,433
Cash	46,709,562
Foreign currency (Cost $403,884)	415,389
Interest receivable	9,054,553
Margin interest rebate	76,554
Prepaid expenses	32,458
Total Assets	625,599,949
LIABILITIES:
Borrowings	143,404,360
Investments sold short, at value (proceeds $57,033,317)	57,387,349
Unrealized depreciation on forward foreign currency contracts	68,284
Payables:
Interest expense on investments sold short	356,577
Investment advisory fees	346,750
Margin interest expense	341,470
Audit and tax fees	41,454
Administrative fees	37,925
Shareholder reporting fees	15,420
Trustees’ fees and expenses	6,104
Legal fees	4,948
Custodian fees	1,558
Transfer agent fees	1,300
Financial reporting fees	732
Other liabilities	2,107
Total Liabilities	202,016,338
NET ASSETS	$423,583,611
NET ASSETS consist of:
Paid-in capital	$ 605,108,207
Par value	332,910
Accumulated distributable earnings (loss)	(181,857,506)
NET ASSETS	$423,583,611
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.72
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	33,291,015
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Operations
For the Six Months Ended April 30, 2023 (Unaudited)
INVESTMENT INCOME:
Interest	$ 17,707,329
Margin interest rebate	1,121,096
Dividends	6,359
Other	4,245
Total investment income	18,839,029
EXPENSES:
Margin interest expense	5,135,724
Investment advisory fees	2,098,849
Interest expense on investments sold short	667,606
Administrative fees	122,784
Shareholder reporting fees	77,136
Audit and tax fees	33,923
Legal fees	33,144
Listing expense	20,352
Transfer agent fees	9,254
Trustees’ fees and expenses	9,189
Financial reporting fees	4,587
Custodian fees	2,085
Other	14,531
Total expenses	8,229,164
NET INVESTMENT INCOME (LOSS)	10,609,865
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,969,739)
Forward foreign currency contracts	(378,418)
Foreign currency transactions	10,520
Investments sold short	—
Net realized gain (loss)	(9,337,637)
Net change in unrealized appreciation (depreciation) on:
Investments	23,832,893
Forward foreign currency contracts	(140,959)
Foreign currency translation	16,932
Investments sold short	(937,179)
Net change in unrealized appreciation (depreciation)	22,771,687
NET REALIZED AND UNREALIZED GAIN (LOSS)	13,434,050
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 24,043,915

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2023 (Unaudited)	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 10,609,865	$ 25,447,874
Net realized gain (loss)	(9,337,637)	(16,108,257)
Net change in unrealized appreciation (depreciation)	22,771,687	(87,694,884)
Net increase (decrease) in net assets resulting from operations	24,043,915	(78,355,267)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(21,000,244)	(26,519,418)
Return of capital	—	(15,651,193)
Total distributions to shareholders	(21,000,244)	(42,170,611)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	(1,433,499)	(549,030)
Net increase (decrease) in net assets resulting from capital transactions	(1,433,499)	(549,030)
Total increase (decrease) in net assets	1,610,172	(121,074,908)
NET ASSETS:
Beginning of period	421,973,439	543,048,347
End of period	$ 423,583,611	$ 421,973,439
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	33,419,132	33,470,143
Common Shares repurchased *	(128,117)	(51,011)
Common Shares at end of period	33,291,015	33,419,132

*	On September 15, 2015, the Fund commenced a share repurchase program. For the six months ended April 30, 2023, the Fund repurchased 128,117 of its shares at a weighted-average discount of 12.32% from net asset value per share. For the year ended October 31, 2022, the Fund repurchased 51,011 of its shares at a weighted-average discount of 12.68% from net asset value per share. The Fund’s share repurchase program ended on March 15, 2023.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Cash Flows
For the Six Months Ended April 30, 2023 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$24,043,915
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(92,105,633)
Sales, maturities and paydown of investments	64,721,192
Net amortization/accretion of premiums/discounts on investments	(165,845)
Net realized gain/loss on investments	8,969,739
Net change in unrealized appreciation/depreciation on investments	(23,832,893)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	140,959
Net change in unrealized appreciation/depreciation on investments sold short	937,179
Changes in assets and liabilities:
Increase in interest receivable	(484,402)
Increase in margin interest rebate receivable	(27,183)
Decrease in due from broker	104,785
Increase in prepaid expenses	(17,734)
Decrease in interest payable on investments sold short	(4,061)
Decrease in investment advisory fees payable	(5,669)
Decrease in audit and tax fees payable	(35,202)
Increase in legal fees payable	4,579
Decrease in shareholder reporting fees payable	(17,386)
Increase in administrative fees payable	3,569
Increase in custodian fees payable	172
Decrease in transfer agent fees payable	(1,812)
Increase in trustees’ fees and expenses payable	4,552
Decrease in financial reporting fees payable	(39)
Increase in margin interest expense payable	87,868
Increase in other liabilities payable	1,547
Cash used in operating activities		$(17,677,803)
Cash flows from financing activities:
Repurchase of Common Shares	(1,433,499)
Distributions to Common Shareholders from investment operations	(21,000,244)
Net proceeds from borrowing	671,667
Cash used in financing activities		(21,762,076)
Decrease in cash and foreign currency (a)		(39,439,879)
Cash and foreign currency at beginning of period		86,564,830
Cash and foreign currency at end of period		$47,124,951
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$5,719,523

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $16,932.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2023 (Unaudited)	Year Ended October 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 12.63	$ 16.22	$ 15.66	$ 16.94	$ 16.57	$ 18.23
Income from investment operations:
Net investment income (loss)	0.32	0.76	0.94	0.92	0.93	0.96
Net realized and unrealized gain (loss)	0.39	(3.09)	0.93	(0.92)	0.68	(1.32)
Total from investment operations	0.71	(2.33)	1.87	—	1.61	(0.36)
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.79)	(0.95)	(0.92)	(0.92)	(0.98)
Return of capital	—	(0.47)	(0.37)	(0.40)	(0.36)	(0.37)
Total distributions paid to Common Shareholders	(0.63)	(1.26)	(1.32)	(1.32)	(1.28)	(1.35)
Common Share repurchases	0.01	0.00 (a)	0.01	0.04	0.04	0.05
Net asset value, end of period	$12.72	$12.63	$16.22	$15.66	$16.94	$16.57
Market value, end of period	$11.40	$11.06	$16.05	$13.49	$15.49	$13.91
Total return based on net asset value (b)	6.38%	(14.11)%	12.88%	1.53%	11.58%	(0.82)%
Total return based on market value (b)	8.87%	(23.99)%	29.67%	(4.35)%	21.54%	(10.24)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 423,584	$ 421,973	$ 543,048	$ 526,815	$ 582,502	$ 578,360
Ratio of total expenses to average net assets	3.92% (c)	2.22%	1.84%	2.13%	2.53%	2.20%
Ratio of total expenses to average net assets excluding interest expense	1.16% (c)	1.13%	1.19%	1.22%	1.16%	1.13%
Ratio of net investment income (loss) to average net assets	5.06% (c)	5.34%	5.74%	5.80%	5.55%	5.48%
Portfolio turnover rate	9%	32%	43%	63%	33%	29%

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
1. Organization
First Trust High Income Long/Short Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FSD” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund’s benchmark, the ICE BofA US High Yield Constrained Index (the “Index”). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s Managed Assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund’s liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the borrower/issuer;

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the borrower/issuer, or the financial condition of the country of issue;
6)	the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
12)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
13)	the borrower’s/issuer’s competitive position within the industry;
14)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
15)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of April 30, 2023.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. At April 30, 2023, the Fund had $143,404,360 in borrowings, which approximates fair value, as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At April 30, 2023, the Fund had $57,387,349 of investments sold short as shown in “Investments sold short, at value” on the Statement of Assets and Liabilities. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At April 30, 2023, the Fund had a debit margin balance of $200,730,825 with an interest rate of 5.56%. For the six months ended April 30, 2023, the Fund had margin interest rebate of $1,121,096 and margin interest expense of $5,135,724, as shown on the Statement of Operations. For the six months ended April 30, 2023, the average margin balance and interest rate were $200,042,169 and 5.11%, respectively.
G. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2022, was as follows:
Distributions paid from:
Ordinary income	$26,519,418
Capital gains	—
Return of capital	15,651,193

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
As of October 31, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(105,185,660)
Net unrealized appreciation (depreciation)	(68,183,419)
Total accumulated earnings (losses)	(173,369,079)
Other	(11,532,098)
Paid-in capital	606,874,616
Total net assets	$421,973,439
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $105,185,660.
Of these losses, $27,151,412 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $2,219,032 per year.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of April 30, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of April 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$556,835,778	$4,958,488	$(49,938,466)	$(44,979,978)
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
MacKay serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the six months ended April 30, 2023, were $86,357,766 and $58,448,656, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $0 and $0, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at April 30, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ —	Unrealized depreciation on forward foreign currency contracts	$ 68,284
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(378,418)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(140,959)
For the six months ended April 30, 2023, the notional values of forward foreign currency contracts opened and closed were $40,027,706 and $47,182,304, respectively.
The Fund does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
On May 23, 2023, the Advisor’s Pricing Committee approved changes to the Advisor’s Valuation Procedures for the First Trust Funds, including clarifications to certain pricing methodologies. These changes will be reflected in future reports’ Notes to Financial Statements.

Additional Information
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust High Income Long/Short Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 26,182,080 and the number of votes withheld was 1,589,281.  The number of votes cast in favor of Mr. Keith was 26,180,028 and the number of votes withheld was 1,591,333. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends and/or interest or repay principal when due. Below-investment grade instruments including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer may not make any interest or other payments. Because there typically is substantial uncertainty regarding the outcome of such proceedings, there is a high risk of loss, including loss of the entire investment.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.  This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate Risk.  Interest rate risk is the risk that securities will decline in value because of changes in market interest rates.  For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall.  Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security.  Fixed rate securities

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates.  As short-term interest rates decline, interest payable on floating rate securities typically decreases.  Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases.  Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates.  The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the LIBOR. The United  Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as  general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using certain types of leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay could have a financial incentive to leverage the Fund.

Preferred Securities Risk.  Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Short Selling Risk. The Fund engages in short selling.  Short sales are transactions in which the Fund sells a security that it does not own but can borrow in the market and allows the Fund to profit from a decline in the market price (to the extent such decline exceeds the transaction costs and the costs of borrowing the securities). If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Further, when the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement.  As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities.

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2023 (Unaudited)
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, NY 10105
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (11/01/2022-11/30/2022)	0	-	2,989,956	1,673,507
Month #2 (12/01/2022-12/31/2022)	128,117	11.19	3,118,073	1,545,390
Month #3 (1/01/2023-1/31/2023)	0	-	3,118,073	1,545,390
Month #4 (2/01/2023-2/28/2023)	0	-	3,118,073	1,545,390
Month #5 (3/01/2023-3/31/2023)	0	-	3,118,073	0
Month #6 (4/01/2023-4/30/2023)	0	-	3,118,073	0
Total	128,117	11.19	3,118,073	0

On September 15, 2015, the Fund commenced a share repurchase program. For the six months ended April 30, 2023, the Fund repurchased 128,117 of its shares at a weighted-average discount of 12.32% from net asset value per share. For the year ended October 31, 2022, the Fund repurchased 51,011 of its shares at a weighted-average discount of 12.68% from net asset value per share. The Fund’s share repurchase program ended on March 15, 2023.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Not applicable.
(b)	Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 7, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 7, 2023

* Print the name and title of each signing officer under his or her signature.